                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]


Check the appropriate box:
         [ ]  Preliminary Proxy Statement
         [X]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                              DIPLOMAT CORPORATION
                (Name of Registrant as specified in its charter)

      (Name of Person(s) Filing Proxy Statement), if other than Registrant

Payment of Filing Fee (Check the appropriate box):
     [X]  No fee required
     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-11.
              (1)  Title of each class of securities to which transaction applies:
                           --------------------------------------
              (2)  Aggregate number of securities to which transaction
                   applies:
                           --------------------------------------
              (3)  Per unit price or other underlying value of transaction
                   computed pursuant to Exchange Act Rule 0-11:           (A)
                                                               ----------
              (4)  Proposed maximum aggregate value of transaction:
                                                                   ----------
              (5)  Total fee paid:
                                  ------------------------------------
     [ ]  Fee paid previously with preliminary materials.
     [ ]  Check box if any of the fee is offset as provided
          by Exchange Act Rule 0-11(a)(2) and identify the
          filing for which the offsetting fee was paid
          previously. Identify the previous filing by
          registration statement number, or the Form or
          Schedule and the date of its filing.
              (1)  Amount Previously Paid:
                                           ----------------------------
              (2)  Form, Schedule or Registration Statement No.:
                                                                ---------
              (3)  Filing Party:
                                ---------------------------------------
              (4)  Date Filed:
                              ------------------------------------------

                              DIPLOMAT CORPORATION
                               25 Kay Fries Drive
                           Stony Point, New York 10980
                                   -----------
                  NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 19, 1998
                                   -----------


TO THE STOCKHOLDERS OF DIPLOMAT CORPORATION:


                  NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Meeting") of Diplomat Corporation (the "Company") will be held at the offices of Gersten, Savage, Kaplowitz & Fredericks, LLP, 101 East 52nd Street, 9th Floor, New York, New York 10022 on May 19, 1998, at 10:00 a.m., local time, for the following purposes:


        1. To elect the Board of Directors of the Company for the ensuing year;

        2. To approve an amendment to the Company's Certificate of Incorporation to change the Company's name to "Diplomat Direct Marketing Corporation;"

        3. To approve an amendment to the Company's Certificate of Incorporation to increase the maximum number of Directors from five (5) to seven (7);

        4.      To approve the adoption of the Company's 1998 Stock Option Plan;


        5. To ratify the selection by the Board of Directors of Feldman Sherb Ehrlich & Co., P.C. (formerly known as Feldman Radin & Co., P.C.), as the Company's independent certified public accountants for the year ending September 30, 1998; and


        6. To act upon such other business as may properly come before the Meeting or any adjournment thereof.

               Only stockholders of record at the close of business on March 20, 1998 are entitled to notice of and to vote at the Meeting and any adjournments thereof.


               In order to ensure the presence of a quorum at the Meeting, it is important that Stockholders representing a majority of the voting power of all stock outstanding be present in person or represented by their proxies. Therefore, whether you expect to attend the Meeting in person or not, please sign, fill out, date and promptly return the enclosed proxy card in the enclosed self-addressed, postage-paid envelope. If you attend the Meeting and prefer to vote in person, you can revoke your proxy.


Dated: April 29, 1998                     By Order of the Board of Directors


                                          Robert M. Rubin
                                          Chairman

                              DIPLOMAT CORPORATION
                               25 KAY FRIES DRIVE
                           STONY POINT, NEW YORK 10980
                           ---------------------------
                                 PROXY STATEMENT
                           ---------------------------

                       1998 ANNUAL MEETING OF STOCKHOLDERS


                          To Be Held at 10:00 a.m., at
           The Offices of Gersten, Savage, Kaplowitz & Fredericks, LLP
                              101 East 52nd Street
                            New York, New York 10022
                                 on May 19, 1998



               This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Diplomat Corporation (the "Company") for use at the 1998 Annual Meeting of Stockholders of the Company (the "Meeting") to be held at 10:00 a.m. at the offices of Gersten, Savage, Kaplowitz & Fredericks, LLP, 101 East 52nd Street, New York, New York 10022 on May 19, 1998, and at any adjournments thereof. Anyone giving a proxy may revoke it at any time before it is exercised by giving the Chairman of the Board of Directors of the Company written notice of the revocation, by submitting a proxy bearing a later date, or by attending the Meeting and voting. This Proxy Statement, the accompanying Notice of Meeting and form of proxy have been first sent to the stockholders on or about April 29, 1998.


               All properly executed, unrevoked proxies on the enclosed form, if returned prior to the Meeting, will be voted in the manner specified by the Stockholder. If no specific instruction is given, the shares represented by the proxy will be voted in accordance with the Board of Directors' recommendations.

                         RECORD DATE AND SHARE OWNERSHIP

               Only stockholders of record on the books of the Company at the close of business on March 20, 1998, the date fixed by the Board of Directors in accordance with the Company's By-Laws, are entitled to vote at the Meeting. As of March 20, 1998, the record date fixed for the determination of Stockholders entitled to vote at the Meeting, there were issued and outstanding 11,049,872 shares of common stock, $.0001 par value per share (the "Common Stock"). There were also issued and outstanding shares of Series B, C, and D Preferred Stock (the "Preferred Stock") which have aggregate voting rights equal to 6,583,445 shares of Common Stock. The Common Stock and the Preferred Stock shall be collectively referred to as the Voting Securities.

               Each outstanding share of Common Stock is entitled to one vote on all matters properly coming before the Meeting. A majority of the Common Stock and Preferred Stock outstanding on the record date and entitled to vote, present in person or by proxy, shall constitute a quorum for the Meeting.

                               SECURITY OWNERSHIP

               The following table sets forth certain information as of March 20, 1998 with respect to each beneficial owner of five percent (5%) or more of the outstanding shares of Common Stock of the Company, each executive officer and director of the Company and all officers and directors as a group. The table does not include options that have not yet vested or are not exercisable within 60 days of the date hereof:

Name and Address                  Number of Shares                  Percent
of Beneficial Owner(1)            Beneficially Owned(2)             of Class
----------------------            ---------------------             --------

Robert M. Rubin (3)                            9,130,735              53.36%

Stuart A. Leiderman(4)                           308,000               2.78%

Jonathan Rosenberg (5)                           165,000               1.49%

Wesley C. Fredericks, Jr.(6)                     258,334               2.31%

Howard Katz(7)                                    66,667               *

Warren Golden(8)                                 418,536               3.67%

Irving Magram(9)                                 933,302               7.85%

Jay Kaplowitz(10)                                705,569               6.25%
All officers and directors
as a group (5 persons)                        10,347,272              58.01%

*       less than one percent.

----------
(1) Unless otherwise indicated, the address of all officers and directors listed above is in the care of the Company.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities and includes Shares of Common Stock issuable upon conversion of outstanding preferred stock, or subject to options, or warrants currently exercisable or convertible, or exercisable or convertible within 60 days. The percentage of stock outstanding for each stockholder is calculated by dividing (i) the number of shares of Common Stock deemed to be beneficially held by such stockholder as of March 20, 1998 by (ii) the sum of (A) the number of shares of Common Stock outstanding as of March 20, 1998 plus (B) the number of shares issuable upon exercise of options or warrants held by such stockholder which were exercisable as of March 20, 1998 or which will become exercisable within 60 days after March 20, 1998.

(3) Represents (i) 3,068,967 shares of Common Stock currently owned, (ii) 1,000,000 shares of Common Stock issuable upon conversion of 100,000 shares of the Company's Series A Preferred Stock (iii) 290,000 shares of Series B Preferred Stock which provide for certain conversion rights and entitle him to 2,900,000 votes, (iv) 60,000 shares of Series C Preferred Stock which provide for certain conversion rights and entitle him to 600,000 votes, (v) 20,000 shares of Common Stock issuable upon exercise of currently exercisable options issued pursuant to the 1992 Stock Option Plan, and (vi) 1,541,768 shares of Common Stock issuable upon conversion of 46,253 shares of Series D Preferred Stock.

(4) Represents (i) 268,000 shares of Common Stock currently owned, and (ii) 40,000 shares of Common Stock issuable upon exercise of currently exercisable options granted under the November 1996 Plan. Mr. Leiderman also has an additional 60,000 options under the November 1996 Option Plan which are not currently exercisable and will not become exercisable in the next sixty days.

(5) Represents (i) 65,000 shares of Common Stock issuable upon exercise of currently exercisable options granted pursuant to the 1992 Stock Option Plan, and (ii) 100,000 shares of Common stock issuable upon the exercise of currently exercisable options granted pursuant to the November 1996 Plan. Mr. Rosenberg also has an additional 30,000 options under the 1992 Stock Option Plan and 150,000 options under the November 1996 Option Plan which are not currently exercisable and will not become exercisable in the next sixty days.

(6) Represents (i) 157,500 shares of Common Stock currently owned, (ii) 67,500 shares which may be issued upon exercise of currently exercisable options granted pursuant to the August 1996 Stock Option Plan, and (iii) 33,333 shares which may be issued upon exercise of currently exercisable options granted pursuant to the November 1996 Stock Option Plan. Mr. Fredericks also has an additional 66,667 options under the November 1996 Stock Option Plan which are not currently exercisable and will not become exercisable in the next sixty days.

(7) Includes 66,667 shares which may be issued upon exercise of currently exercisable options granted pursuant to the November 1996 Stock Option Plan. Mr. Katz also has an additional 58,333 options under the November 1996 Stock Option Plan which are not currently exercisable and will not become exercisable in the next sixty days.

(8) Represents (i) 66,667 shares of Common Stock currently owned, and (ii) 351,869 shares of Common Stock issuable upon conversion of 10,556 shares of Series D Preferred Stock.

(9)     Represents (i) 100,000 shares of Common Stock currently owned, and (ii)

        833,302 shares of Common Stock issuable upon conversion of 24,999 shares of Series D Preferred Stock.

(10) Represents (i) 457,500 shares of Common Stock currently owned, (ii) 67,500 shares issuable upon exercise of currently exercisable options granted pursuant to the August 1996 Plan, and (iii) 180,569 shares of Common Stock issuable upon conversion of 5,417 shares of Series D Preferred Stock.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees below. If any nominee is unable or unwilling to serve as a nominee for the office of director at the time of the Annual Meeting, the proxies may be voted for either (i) a substitute nominee who shall be designated by the proxy holders or by the Chairman of the Board to fill such vacancy, or
(ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board of Directors has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as director. Such persons have been nominated to serve until the next annual meeting of stockholders or until their successors, if any, are elected or appointed. Directors of the Company do not receive any compensation for acting in such capacities, but may be reimbursed for expenses incurred in connection with their services as such.


Stockholder Vote Required

The election of the directors shall require the affirmative vote of the majority of the Voting Securities present in person or represented by proxy at the Annual Meeting.

         Name                  Age          Position

Robert M. Rubin                57           Chairman of the Board and Director

Jonathan Rosenberg             37           President, Chief Executive Officer
                                            and Director

Stuart A. Leiderman            53           Executive Vice President, Sales and
                                            Marketing Director, Director

Warren H. Golden               55           Executive Vice President, Chief
                                            Operating Officer, Director

Wesley C. Fredericks, Jr.      50           Director

Howard Katz                    56           Director

David Abel                     57           Director

ROBERT M. RUBIN has served as a Director of the Company since June 1992. Since December 5, 1995, Mr. Rubin has been a Director of Help at Home, Inc., a public company engaged in the business of providing homemaker and general housekeeping services to elderly and disabled persons at home. In October 1996, Mr. Rubin became a director of Med-Emerg International Inc., an operator of nursing homes and related healthcare services. Currently, Mr. Rubin is also a director of Arzan International, an Israeli food distributor.

     Mr. Rubin has served as the Chairman of the Board of Directors of Western Power and Equipment Corporation ("WPEC"), a construction equipment distributor, since November 20, 1992. Between November 20, 1992 and March 7 1993, Mr. Rubin served as Chief Executive Officer of WPEC. Between October 1990 and January 1, 1994 Mr. Rubin served as the Chairman of the Board and Chief Executive Officer of American United Global Inc., a telecommunications and software company ("AUGI") and since January 1, 1994, solely as Chairman of the Board of AUGI. Mr. Rubin was the founder, President, Chief Executive Officer and a Director of Superior Care, Inc. ("SCI") from its inception in 1976 until May 1986 and continued as a Director of SCI (now known as Olsten Corporation ("Olsten") until the latter part of 1987. Olsten, a New York Stock Exchange listed company is engaged in providing home care and institutional staffing services and health care management services. Mr. Rubin was formerly a Director and Vice Chairman, and is a minority stockholder of American Complex Care, Incorporated ("ACCI"), a

public company which provided on-site health care services, including intradermal infusion therapies. In April 1995, the principal operating subsidiaries of ACCI petitioned in the Circuit Court of Broward County, Florida for an assignment for the benefit of creditors. Mr. Rubin is also a Director, Chairman and minority stockholder of Universal Self Care, Inc., a public company engaged in the sale of products used by diabetics, and Response USA, Inc., a public company engaged in the sale and distribution of personal emergency response systems. Mr. Rubin is also Chairman, Chief Executive Officer and a Director and a principal stockholder of ERD Waste Corp., a public company specializing in the management and disposal of municipal solid waste, industrial and commercial nonhazardous solid waste and hazardous waste. In September 1997, ERD Waste corp. filed for protection under title 11 for reorganization under Chapter 11 of the Bankruptcy Code.

JONATHAN ROSENBERG was appointed to the Board of Directors in July 1995 and has been President and Chief Executive Officer since November 1996. Since 1993, Mr. Rosenberg served as an independent consultant to the Company, providing advice in the operations and finance areas and in long-term strategic planning. From 1987 until 1993, he was President and Chief Operating Officer of Servtex International, Inc., a New York based company engaged in international sourcing of imports and manufacturing activities on an agency basis for textile related products.

STUART A. LEIDERMAN has served as Executive Vice President of Sales and Marketing since July 1989, and has been a Director of the Company since June 1992. From 1985 to 1989, Mr. Leiderman was a Divisional Vice President for Hasbro, Inc., Playskool Baby Division, a company engaged primarily in the development, sales and marketing of toys.

WARREN H. GOLDEN was appointed to the Company's board of directors and as Executive Vice President and Chief Operating officer of the Company in February 1998. Mr. Golden has been with Lew Magram since 1991, a mail order women's apparel and accessories company that was recently acquired by the Company. From 1989 to 1991, he was with S.C. Corporation, most recently as President. From 1983 to 1989, Mr. Golden was Chief Financial Officer, Treasurer and Vice President of Honeybee, Inc. He was also a director of Honeybee, Inc. from 1986 - 1989.

WESLEY C. FREDERICKS, JR. has been a director of the Company since July 1997. Since 1994, Mr. Fredericks has been a member of the law firm of Gersten, Savage, Kaplowitz and Fredericks, LLP. From 1990 to 1994, Mr. Fredericks was a principal Cp,[nd President of Manufacturers Products co., an automotive supply company.

HOWARD KATZ has been a Director of the Company since October 1996. Mr. Katz has been Executive Vice President of American United Global, Incorporated since April 15, 1996. From December 1995 through April 15, 1996 Mr. Katz was a consultant for, and from January, 1994 through December, 1995 he held various executive positions, including Chief Financial Officer with, National Fiber Network (a fiber optics telecommunications company). From January 1991 through

December 1993 Mr. Katz was the President of Katlaw Construction Corporation, a company that provides general contractor services to foreign embassies and foreign missions located in the United States.

DAVID ABEL has been president of United Realty, an industrial and commercial real estate company, since its inception in 1972. Mr. Abel has served as a director of numerous companies, and is currently a director of M.S. Farrell Holdings, Inc. and Innapharma, Inc. Mr. Abel is a member of The Society of Industrial Realtors and The Commercial Industrial Brokers Society. Mr. Abel received his BA from the Bernard Baruch School of Business in 1962.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                ELECTION TO THE BOARD OF DIRECTORS OF THE COMPANY
                            FOR EACH OF THE NOMINEES

Committees and Meetings of the Board of Directors

The Company will have three formal committees; the Audit Committee, which, pending shareholder approval of Proposal 1 hereof, will consist of Jonathan Rosenberg, Wesley C. Fredericks, Jr. and David Abel; the Compensation Committee, which, pending shareholder approval of Proposal 1 hereof, will consist of Robert Rubin, Wesley C. Fredericks, Jr. and Howard Katz; and the Corporate Governance Compliance Committee, which, pending approval of Proposal 1 hereof, will consist of Warren Golden and Robert Rubin. The Company does not currently have a Stock Option Committee or a Nominating Committee.

The functions of the Audit Committee include: (i) recommending for approval by the Board of Directors a firm of certified public accountants whose duty it will be to audit the financial statements of the Company for the fiscal year in which they are appointed, and (ii) to monitor the effectiveness of the audit effort, the Company's internal financial and accounting organization and controls and financial reporting. The Audit Committee will also consider various capital and investment matters.

The Compensation Committee will be responsible for establishing compensation arrangements for officers and directors of the Company, reviewing benefit plans and administering each of the Company's stock option plans.

The Corporate Governance Compliance Committee will be responsible for reviewing the Company on an ongoing basis for the purpose of ensuring that the Company is at all times in compliance with the corporate governance standards imposed upon the Company by The Nasdaq Stock Market, Inc.

The Company's Board of Directors held two meetings and took action by unanimous written consent on nine occasions during the year ended September 30, 1997.


Executive Compensation

                           Summary Compensation Table

The following table sets forth all cash compensation for services rendered in all capacities to the Company, for the year ended September 30, 1997(referred to as "1997" in this table) and the year ended September 30, 1996 (referred to as "1996" in this table) paid to the Company's Chief Executive Officer as well as each executive officer or other person whose compensation at the end of the above 1997 and 1996 years exceeded $100,000 per annum.

===================================================================================================================================
                                         Annual                                                           Long Term
                                         Compensa-                                                        Compensa-
                                         tion                                                             tion
===================================================================================================================================

                                                                          Other           Restricted      Securities
                                                                          annual          stock           Underlying        LTIP
Name and principal                                          Bonus         compen-         award(s)        Options/          Payouts
position                  Year           Salary ($)         ($)           sation          ($)             SARs (#)          ($)
===================================================================================================================================
Jonathan
Rosenberg
CEO                       1997           $190,769           0             0               0               250,00
(Elected 11/96)           1996           $130,804           0             0               0               75,000            0

-----------------------------------------------------------------------------------------------------------------------------------
Stuart Leiderman          1997           $150,000           0             0               0               100,000
Executive Vice            1996           $112,500           0             0               0               0                 0
President
===================================================================================================================================


                              Employment Agreements

     In January 1994, the Company entered into a three year financial consulting agreement with Robert M. Rubin, a director and principal stockholder of the Company, pursuant to which he is paid $125,000 per annum. In September 1996, this agreement was extended until December 31, 1998.


     In accordance with the Agreement and Plan of Merger to acquire Lew
Magram Ltd. ("Lew Magram"), upon completion of the acquisition on February 19, 1998, each of Irving Magram, Warren Golden and Stephanie Sobel entered into employment agreements with the Company or Lew Magram effective as of February 2, 1998. The employment agreement between the Company and Warren Golden provides that Mr. Golden will be employed as the Company's Executive Vice President and Chief Operating Officer and Lew Magram's Executive Vice President for three years, subject to annual renewals, at an annual salary of $235,000 subject to certain periodic increases based on performance. The employment agreement between Irving Magram and Lew Magram provides that Mr. Magram will be employed as President of Lew Magram for three years, subject to annual renewals, at an annual salary of $235,000 subject to certain periodic increases based on performance. The employment agreement between Stephanie Sobel and Lew Magram provides that Ms. Sobel will be employed as Senior Vice President of Marketing for three years, subject to annual renewals, at an annual salary of $187,500 subject to certain periodic increases based on performance. Messrs. Golden and Magram and Ms. Sobel will also receive cash bonuses based on Lew Magram meeting certain profitability criteria. The maximum aggregate cash bonus to Messrs. Golden and Magram and Ms. Sobel is $185,000 per year. Lew Magram may only terminate each of these employment agreements for cause. Each agreement provides that if the employee becomes disabled, Lew Magram may terminate the employment agreement and pay the employee over a twelve month period half of one year's base salary. In the event of death, the employee's beneficiary will be paid the employee's salary for six months.


     Brownstone Holdings, Inc. ("Brownstone"), a wholly-owned subsidiary of the Company, is currently negotiating employment agreements with each of Kenneth S. Grossman and Joan Grossman, former principals of Jean Grayson's Brownstone Studios, Inc. The Company, which has agreed to guarantee payment under these agreements, expects that the terms will be substantially as described below. The proposed employment agreement between Brownstone and Kenneth Grossman provides that Mr. Grossman will be employed as Brownstone's Divisional President for a period of five years at an annual salalry of $200,000, plus certain other benefits. Mr. Grossman's agreement also provides for Mr. Grossman to receive $10,000 per year for merchandise consulting. The proposed employment agreement between Brownstone and Joan Grossman provides that Ms. Grossman will be employed as Brownstone's Director of Product Development for a period of five years at an annual salary of $172,500, plus certain other benefits. Brownstone may only terminate each of these agreements for cause. Each agreement provides that if the employee becomes disabled, Brownstone may terminate the employment agreement and pay the employee over twelve-month period half of one year's base salary. In the event of death, the employee's beneficiary will be paid the employee's salary for three months.


Stock Option Plans

1992 Stock Option Plan

     The Company's 1992 Stock Option Plan ("1992 Stock Option Plan") provides for the issuance of up to 200,000 shares of Common Stock upon exercise of incentive stock options and is intended to qualify under Section 422 of the Internal Revenue Service Code of 1986, as amended ("Code").


     The Stock Option Plan may be administered by the Board of Directors or by a stock option committee of the Board of Directors (the "Committee"). incentive stock options are granted under the Stock Option Plan to employees generally on the basis of the recipient's responsibilities and the achievement of performance objectives. Subject to the limitations set forth in the Stock Option Plan, the Board or the Committee has the authority to determine when the options may be exercised and vest. Under the Plan, the per share exercise price may not be less than 100% of the fair market value of the shares on the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting rights of the Company's outstanding capital stock, the per share exercise price must be at least 110% of the fair market value on the date of grant and the term may not be longer than five years. As of this date, the Company has issued an aggregate of 150,000 Stock Options, exercisable at $1.50 per share, to four individuals, all of whom were affiliates or employees of the Company at the time of grant.

August 1996 Stock Option Plan

     The Company also established a non-qualified stock option plan providing for the issuance of up to 1,500,000 shares of Common Stock to its directors, officers, key employees and consultants (the "August 1996 Plan"). To date, the Company has granted an aggregate of 150,000 incentive and non-qualified stock options, at an exercise price of $2.50 per share, and 500,000 non-qualified stock options to consultants of the Company, at an exercise price of $.95 per share. Future grants could have an adverse affect on the market price of the Company's securities.

November 1996 Stock Option Plan

     Under the Company's November 1996 Incentive Stock Option Plan (the "November 1996 Plan"), options to purchase a maximum of 1,500,000 shares of Common Stock of the Company

(subject to adjustments in the event of stock splits, stock dividends, recapitalizations and other capital adjustments) may be granted to employees, officers and directors of the Company and other persons who provide services to the Company. As of the date of this Prospectus, 1,060,000 of such options have been granted at an exercise price of $1.00 and 150,000 have been granted at an exercise price of $2.375. The options to be granted under the Plan are designated as incentive stock options or non-incentive stock options by the Board of Directors which also has discretion as to the persons to be granted options, the number of shares subject to the options and the terms of the option agreements. Only employees, including officers and part time employees of the Company, and non-employee directors, consultants and advisors and other persons who perform significant service for or on behalf of the Company, may be granted incentive stock options.

     The Plan provides that options granted thereunder shall be exercisable during a period of no more than ten years from the date of grant, depending upon the specific option agreement, and that, with respect to incentive stock options, the option exercise price shall be at least equal to 100% of the fair market value of the Common Stock at the time of the grant.

Employee Pension Plan

     In 1985, the Company instituted a pension plan (the "Pension Plan"), which is a defined benefit pension plan maintained for all employees. Benefits are payable based on 60% of average compensation for the three highest paid consecutive years of service, reduced for less than 29 years of service retirement. The Pension Plan is funded as required by the Employee Retirement Income Security Act of 1974 ("ERISA") and does not require employee contributions. Full vesting occurs immediately upon joining the Plan. As of this date, Sheldon R. Rose, former President and CEO of the Company, and Stuart A. Leiderman have accrued 22 and 5 years, respectively, of service under the Pension Plan. As of February 1993, the plan was curtailed and no additional pension benefits will accrue.

                 INTERESTS OF MANAGEMENT IN CERTAIN TRANSACTIONS

     In January 1994, the Company entered into a three year financial consulting agreement with Robert M. Rubin, a director and principal stockholder of the Company, providing for the payment to him of $125,000 per annum. Mr. Rubin consults with the Company on financial management and long term planning matters, including consideration of acquisitions. The term of the agreement was extended to December 31, 1998 in consideration of Mr. Rubin's subordinated loan to the Company made in connection with the credit agreement described above.

     In February 1996, Mr. Rubin loaned the Company $2,353,500 to be used as part of the acquisition price of Biobottoms, Inc. ("Biobottoms"). In connection with such loan, the Company issued Mr. Rubin 100,000 shares of its Series A Preferred Stock, convertible into 1,000,000 shares of common stock at the option of Mr. Rubin. The holder of such shares of preferred stock will have the right, subject to a subordination and intercreditor agreement by and among Congress, Robert Rubin, American United Global, Inc. and Joan Cooper and Anita Dimondstein as Agents, during any period during which there shall be an Event of Default under the Rubin/American United Loans, as such term is defined therein, to designate a majority of the members of the Board of Directors of the Company. This right of designation continues during the duration of any such Event of Default. The Company has agreed, at its sole cost and expense, to include the common shares issuable upon conversion of the shares in any registration filed with the Securities and Exchange Commission by the Company within six months of the date of the issue. In the absence of such filing, the Company has agreed, at its sole cost and expense and upon the request of Mr. Rubin, to file and use its best efforts to effect a registration of such shares within three (3) months of his written request.


     In May 1997, the Company issued to Mr. Rubin of an aggregate of 550,000 shares of Common Stock in consideration of Mr. Rubin's waiver of certain compensation owed to him and for restructuring certain debt owed to him, waiving certain defaults and providing an additional loan to the Company in the aggregate amount of $600,000.


     As of September 30, 1996, the $600,000 loan was converted into 60,000 Shares of Series C Preferred Stock. The Series C Preferred Stock, which has a liquidation value of $10.00 per Share is convertible into Common Stock at 75% of the current market price based on the average closing price for the Common Stock for the 10 days preceding the conversion. Each share of Series C Preferred Stock entitles the holder to 10 votes per share. The Series C Preferred Stock pays an annual dividend of 9%, based on the per Share liquidation value. In the event that the dividend, which is payable monthly, is not paid for three consecutive months , Mr. Rubin shall be entitled to an additional 100,000 Shares of Common Stock for each month that the dividend is not paid.

     As of September 30, 1996, Robert Rubin converted an aggregate of approximately $2,900,000 in outstanding debt into an aggregate of 290,000 Shares of Series B Preferred Stock. The Series B Preferred Stock, which has a liquidation value of $10 per share, is convertible into Common Stock at 75% of the current market price based on the average closing price for the Common Stock for the 10 days preceding the conversion. In addition, each share of Series B Preferred entitles the holder thereof to 10 votes per share. The Series B Preferred Stock pays an annual dividend of 9%, based on the per Share liquidation value. In the event that the dividend, which is payable monthly, is not paid for three consecutive months, Mr. Rubin shall be entitled to an additional 100,000 Shares of Common Stock for each month that the dividend is not paid.

     On September 9, 1996, the Company entered into an arrangement with Gersten, Savage, Kaplowitz & Fredericks, LLP ("GSKF") which provided that GSKF will provide certain legal and consulting services to the Company over an extended period of time. As compensation for its services, certain individual members of GSKF received an aggregate of 350,000 shares of Common Stock and options to purchase an aggregate of 150,000 shares of Common Stock at $2.50 per share.

     In November 1996, the Company issued an aggregate of 1,060,000 options to 35 employees of the Company, including two executive officers and one outside director, pursuant to the November 1996 Plan. The options are exercisable at $1.00 per share, vest over a period of five years, and expire ten years from the date of grant, if not sooner due to termination or death of the employee.

     In May 1997, the Company issued an aggregate of 150,000 options pursuant to the November 1996 Plan, 50,000 of which were issued to Howard Katz, a director of the Company, and 100,000 of which were issued to Mr. Fredericks in connection with his agreeing to become a member of the Company's board of directors.

     In May 1997, the Company authorized the issuance of 200,000 shares of Common Stock to Mr. Rubin in consideration of Mr. Rubin extending loans to the Company as well as extending a personal guarantee to Congress on behalf of the Company.

     In September 1997, Robert Rubin and Jay Kaplowitz advanced $2,205,000 for the financing of Jean Grayson's Brownstone Studio, Inc. prior to the asset acquisition by the Company and for working capital for Biobottoms and the Company.

     In October 1997, in part to raise capital for the Company's acquisition out of bankruptcy of the assets of Jean Grayson's Brownstone Studio, Inc., the Company completed a private offering of its securities which raised $3,480,000 from accredited investors. The private placement consisted of units, each unit consisting of ten shares of Series E Preferred Stock and 7,500 shares of Common Stock at a purchase price of $10,000 per unit. As a result, the Company has issued an aggregate of 3,480 shares of Series E Preferred Stock and 2,610,000 shares of Common Stock, Robert Rubin and Jay Kaplowitz purchased an aggregate of 220.5 of the units for $2,205,000, the proceeds of which repaid the $2,205,000 advance by Messrs. Rubin and Kaplowitz made in September 1997.

     In December 1997, the Company entered into an Agreement and Plan of Merger with Lew Magram Ltd., Robert Rubin, Jay Kaplowitz, Irving Magram, Warren Golden and Stephanie Sobel, all of the shareholders of Lew Magram Ltd. ("Merger"). Simultaneous with the closing of the Merger on February 19, 1998, Lew Magram

Ltd. Merged with Magram Acquisition Corp. resulting in Lew Magram becoming a wholly owned subsidiary of the Company. Prior to the closing Messrs. Magram and Golden and Ms. Sobel owned all of the outstanding common stock of Lew Magram Ltd. and Messrs. Rubin and Kaplowitz owned all of the outstanding Senior Convertible Preferred Stock of Lew Magram Ltd., which Messrs. Rubin and Kaplowitz acquired in May 1997, which was convertible into one-half of the outstanding common stock of Lew Magram Ltd. after giving effect to the conversion. At the closing of the Merger, the Company issued 95,000 shares of the Series D Preferred Stock to each of the Lew Magram Ltd. shareholders of which Mr. Rubin received 46,253 shares, Mr. Magram received 24,999 shares (excluding 2,497 shares sold to third parties who converted the shares to Common Stock), Mr. Kaplowitz received 5,417 shares, Mr. Golden received 10,556 shares, and Ms. Sobel received 5,278 shares. In addition, Mr. Magram, Mr. Golden and Ms. Sobel received 100,000, 66,667 and 33,333 shares of the Company's Common Stock, respectively, excluding 50,000 shares of the Company's Common Stock issued to their counsel at the closing. Each share of the Company's Series D Preferred Stock is convertible into 33 1/3 shares of the Company's Common Stock. Each of the Lew Magram Ltd. shareholders have agreed to indemnify the Company for any material breach of the representations made by Lew Magram Ltd. in the Merger Agreement limited to $9,500,000 and which claims for indemnification must be brought within one year of the closing date of the Merger. Messrs. Rubin and Kaplowitz assigned to the Company their rights to any claim either of them may have for breach of any warranty made by Lew Magram Ltd. in the May 1997 Senior Convertible Preferred Stock Purchase Agreement in return for a release of their indemnification obligations under the Merger Agreement.


     The Company's principal working capital credit facility is provided by Congress Financial Corporation ("Congress Financial"). The lines of credit between Congress and each of the Company, Brownstone Holdings, Inc. and Lew Magram Ltd. are personally guaranteed by Robert Rubin, a director and principal stockholder of the Company, up to an aggregate amount of $1,500,000. Although Mr. Rubin has not received any consideration from the Company for extending these personal guarantees, the Company's Board of Directors expects to meet in the near future and determine what consideration, if any, Mr. Rubin will receive.

                             SECTION 16(a) REPORTING

     Under the securities laws of the United States, the Company's directors, its executive (and certain other) officers, and any persons holding ten percent or more of the Company's Common Stock must report on their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission and to the National Association of Securities Dealers, Inc.'s Automated Quotation System. Specific due dates for these reports have been established. During the year ended September 30, 1997, the Company believes its reports required to be filed by Section 16(a) were filed on a timely basis, if at all.

                                 PROPOSAL NO. 2

                      APPROVAL OF AMENDMENT TO CERTIFICATE
                           OF INCORPORATION TO CHANGE
                               THE COMPANY'S NAME.

     Management and the Board of Directors believe that the present name of the Company does not accurately describe its business operations. The Board has unanimously recommended that the name of the Company be changed to one that it believes will enhance the Company's recognition in the minds of both the investment community and the direct marketing industry. Accordingly, after an extensive examination of a wide variety of possibilities, the Board has recommended that the Company's Certificate of Incorporation, as amended, be amended to change the name of the Company to "Diplomat Direct Marketing Corporation." Pending approval of this Proposal, the Company will apply to change its NASDAQ symbol.

     If this Proposal 2 is approved by the stockholders, Article 1 of the Company's Certificate of Incorporation, as amended, will be amended to read as follows:

        "1. Name. The name of the corporation is Diplomat Direct Marketing Corporation (the "Corporation")."


     In order for Proposal 2 to go into effect, it must first be approved by the affirmative vote of a majority of the Voting Securities entitled to vote at the Meeting. Under applicable Delaware laws, abstentions and broker non-votes will have the same effect as a vote against this proposal.


                        THE BOARD OF DIRECTORS RECOMMENDS
                          A VOTE FOR THE CHANGE OF NAME

                                 PROPOSAL NO. 3

                     APPROVAL OF AMENDMENT TO CERTIFICATE
                   OF INCORPORATION TO INCREASE THE MAXIMUM
                    NUMBER OF DIRECTORS FROM FIVE TO SEVEN

               Management and the Board of Directors believe that the present limitation of a maximum of five Directors is not sufficient in light of the Company's recent acquisitions of Lew Magram Ltd. and the assets of Jean Grayson's Brownstone Studios, Inc. After discussion, the Board has recommended that the Company's Certificate of Incorporation be amended to increase the maximum number of Directors to seven.


               If this Proposal 3 is approved by the stockholders, Article 5.2 of the Company's Certificate of Incorporation, as amended, will be amended to read as follows.


               "5.2 Number and Election of Directors. The number of its directors shall not be less than three nor more than seven. Directors need not be stockholders."



               In order for Proposal 3 to go into effect, it must first be approved by the affirmative vote of a majority of the Voting Securities entitled to vote at the Meeting. Under applicable Delaware laws, abstentions and broker non-votes will have the same effect as a vote against this proposal.

                                 PROPOSAL NO. 4

                            ADOPTION OF THE COMPANY'S
                             1998 STOCK OPTION PLAN

               The Company's 1998 Stock Option Plan (the "1998 Option Plan") was adopted by the Board of Directors in February, 1998. The purpose of the 1998 Option Plan is to grant officers, employees and others who provide significant services to the Company a favorable opportunity to acquire Common Stock so that they have an incentive to contribute to its success and remain in its employ. Under the 1998 Option Plan, the Company is authorized to issue options for a total of 1,200,000 shares of Common Stock.

Description of 1998 Stock Option Plan

               All officers and other employees of the Company and other persons who perform significant services for or on behalf of the Company are eligible to participate in the 1998 Option Plan. The Company currently has approximately 32 full-time employees.

               The Company may grant under the 1998 Option Plan both incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and stock options that do not qualify for incentive treatment under the Code ("Nonstatutory Options").

               A copy of the 1998 Option Plan is attached hereto as Appendix I. The following summary of the 1998 Option Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 1998 Option Plan.

Administration

               The Plan shall be administered by the Board of Directors of the Company (the "Board"), if each member is a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), or a committee (the "Committee") of two or more directors, each of whom is a disinterested person. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

               Subject to the provisions of the 1998 Option Plan, the Committee has the authority to construe and interpret the 1998 Option Plan, to prescribe, adopt, amend and rescind rules and regulations relating to the administration of the 1998 Option Plan and to make all other determinations necessary or advisable for its administration. Subject to the limitations of the 1998 Option Plan, the Committee also selects from among the eligible persons those individuals who will receive options, whether an optionee will receive Incentive Stock Options or Nonstatutory

        Options, or both, and the amount, price, restrictions and all other terms and provisions of such options (which need not be identical).

Stock Subject to the 1998 Option Plan

               Subject to adjustment as described below, the stock to be offered under the 1998 Option Plan are shares of authorized but unissued Common Stock, including any shares repurchased under the terms of the 1998 Option Plan or any stock option agreement ("Stock Option Agreement") entered into pursuant to the 1998 Option Plan. The cumulative aggregate number of shares of Common Stock to be issued under the 1998 Option Plan will not exceed 1,200,000, subject to adjustment as described below.

Exercise Price

               The exercise price of each Incentive Stock Option granted under the 1998 Option Plan will be determined by the Committee, but will be not less than 100% of the "Fair Market Value" (as defined in the 1998 Option Plan) of Common Stock on the date of grant (or 110% of Fair Market Value in the case of an employee who at the time owns more than 10% of the total combined voting power of all classes of capital stock of the Company). The exercise price of each Nonstatutory Option will be determined by the Committee, but will not be less than 85% of the Fair Market Value of Common Stock on the date of grant. Whether an option granted under the 1998 Option Plan is intended to be an Incentive Stock Option or a Nonstatutory Stock Option will be determined by the Committee at the time the Committee acts to grant the option and set forth in the related Stock Option Agreement.

               "Fair Market Value" for purposes of the 1998 Option Plan means:
(i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; (ii) if the Company's stock is trading on an established market but closing price is not reported, the mean between the high bid and low asked prices for such stock on the date before the date the value is to be determined, or if shares were not traded on the date previous to such date, then the next preceding trading day during which a sale occurred; or (iii) if there is no listing or trading of Common Stock either on a national exchange or over-the-counter, that price determined in good faith by the Committee to be the fair value per share of Common Stock, based upon such evidence as it deems necessary or advisable.

               In the discretion of the Committee exercised at the time the option is exercised, the exercise price of any option granted under the 1998 Option Plan will be payable in full in cash, or by check (subject to any limitations of applicable state corporations law) delivered at the time of exercise. In the discretion of the Committee and upon receipt of all regulatory approvals, an optionee may be permitted to deliver as payment in whole or in part of the exercise price certificates for Common Stock of the Company (valued for this purpose at its Fair Market Value on the day of exercise) or other property deemed appropriate by the Committee. So-called cashless exercises as permitted under applicable rules and regulations of the Securities and

Exchange Commission and the Federal Reserve Board also will be permitted in the discretion of the Committee. The Committee also has discretion to permit consecutive book entry stock-for-stock exercises of options.

               Irrespective of the manner of payment of the exercise price of an option, the delivery of shares pursuant to the exercise will be conditioned upon payment by the optionee to the Company of amounts sufficient to enable the Company to pay all applicable federal, state and local withholding taxes.

Exercise Period

               The Committee shall provide, in the terms of each Stock Option Agreement, when the option subject to such agreement expires and becomes unexercisable, but in no event will an Incentive Stock Option granted under the Plan be exercisable after the expiration of ten years from the date it is granted. Without limiting the generality of the foregoing, the Committee may provide in the Stock Option Agreement that the option subject thereto expires 30 days following a Termination of Employment for any reason other than death or disability or twelve months following a Termination of Employment for disability or following an optionee's death; provided, however, that in no event shall any option granted under the Plan be exercised after the expiration date of such option set forth in the applicable Stock Option Agreement.

Exercise of Options

               Each option granted under the 1998 Option Plan will become exercisable in a lump sum or in such installments, which need not be equal, as the Committee determines. If in any given installment period the holder of an option does not purchase all of the shares which the holder is entitled to purchase in that installment period, the holder's right to purchase any shares not purchased in that period will continue until the expiration or sooner termination of such holder's option. The Committee may, at any time after grant of the option and from time to time, increase the number of shares purchasable in any installment, subject to the total number of shares subject to the option and the limitations set forth in the 1998 Option Plan as to the number of shares as to which Incentive Stock Options may first become exercisable in any year.

Transferability of Options

               An option granted under the 1998 Option Plan will be nontransferable by the optionee other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code), and will be exercisable during the optionee's lifetime only by the optionee or by his or her guardian or legal representative. More particularly, an option may not be assigned, transferred (except as provided in the preceding sentence), pledged or hypothecated (whether by operation of law or otherwise), and will not be subject to execution, attachment or similar process.


Conditions to Issuance of Stock Certificates; Legends

               In order to enforce any restrictions imposed upon Common Stock issued upon exercise of any option granted under the 1998 Option Plan or to which such Common Stock may be subject, the Committee may cause a legend or legends to be placed on any share certificates representing such Common Stock.

Adjustments Upon Changes in Capitalization; Merger and Consolidation

               If the outstanding shares of Common Stock are changed into, or exchanged for cash or different number or kind of shares or securities of the Company or of another corporation through reorganization, merger, recapitalization, reclassification, stock split-up, reverse stock split, stock dividend, stock consolidation, stock combination stock reclassification or similar transaction, an appropriate adjustment will be made by the Committee in the number and kind of shares as to which options may be granted. In the event of such change or exchange, other than for shares or securities of another corporation or by reason of reorganization, the Committee will also make a corresponding adjustment in the number or kind of shares, and the exercise price per share allocated to unexercised options or portions thereof, of options which have been granted prior to such change. Any such adjustment, however, will be made without change in the total price applicable to the unexercised options or portions thereof, of options which have been granted prior to such change. Any such adjustment, however, will be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).

               No fractional share of Common Stock will be issued on account of any of the foregoing adjustments.

Amendment and Termination

               The Board or the Committee may at any time suspend, amend or terminate the 1998 Option Plan and may, with the consent of an optionee, make such modifications of the terms and conditions of such optionee's option as it deems advisable; provided, however, that approval of the Company's shareholders shall be required if (a) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes, or (b) the Board otherwise concludes that shareholders approval is advisable. The amendment, suspension or termination of the 1998 Option Plan will not, however, without the consent of the optionee to be affected, alter or impair any rights or obligations under any option.

               No option may be granted during any period of suspension nor after termination of the 1998 Option Plan.

Privileges of Stock Ownership; Reports to Option Holders

               A participant in the 1998 Option Plan will not be entitled to the privileges of stock ownership as to any shares of Common Stock unless and until they are actually issued to the participant.

               The Company will furnish to each optionee under the 1998 Option Plan the Company's annual report and such other periodic reports, if any, as are disseminated by the Company in the ordinary course to its stockholders.

Termination

               Unless earlier terminated by the Board or the Committee, the 1998 Option Plan will terminate automatically as of the close of business on the day preceding the tenth anniversary date of its adoption by the Board. The termination of the 1998 Option Plan will not affect the validity of any Stock Option Agreement outstanding at the date of such termination.

Federal Income Tax Treatment

               Under the Code, neither the grant nor the exercise of Incentive Stock Options is a taxable event to the optionee (except to the extent an optionee may be subject to alternative minimum tax); rather, the optionee is subject to tax only upon the sale of the common stock acquired upon exercise of the Incentive Stock Option. Upon such a sale, the entire difference between the amount realized upon the sale and the exercise price of the option will be taxable to the optionee. Subject to certain holding period requirements, such difference will be taxed as a capital gain rather than as ordinary income.

               Optionees who receive Nonstatutory Options will be subject to taxation upon exercise of such options on the spread between the Fair Market Value of the Common Stock on the date of exercise and the exercise price of such options. This spread is treated as ordinary income to the optionee, and the Company is permitted to deduct as an employee expense a corresponding amount. Nonstatutory Options do not give rise to a tax preference item subject to the alternative minimum tax.

Stockholder Vote Required

               Approval of the Company's 1998 Stock Option Plan requires the affirmative vote of the holders of a majority of the Voting Securities present in person or represented by proxy at the Annual Meeting of Stockholders.

                        THE BOARD OF DIRECTORS RECOMMENDS
                             A VOTE FOR APPROVAL OF
                      THE COMPANY'S 1998 STOCK OPTION PLAN.

                                 PROPOSAL NO. 5


       RATIFICATION OF APPOINTMENT OF FELDMAN SHERB EHRLICH & CO., P.C.
                     AS THE COMPANY'S INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS



               The Board of Directors of the Company has adopted resolutions appointing Feldman Sherb Ehrlich & Co., P.C. (formerly known as Feldman Radin & Co., P.C.) as the Company's independent certified public accountants for the ensuing year. Feldman Sherb Ehrlich & Co., P.C., which has served as the Company's independent certified public accountants since 1993, is familiar with the Company's operations, accounting policies and procedures and is, in the Company's opinion, well-qualified to act in this capacity. A member of Feldman Sherb Ehrlich & Co., P.C. will be available to answer questions and will have the opportunity to make a statement if he or she so desires at the Annual Meeting of Stockholders.


Stockholder Vote Required


               Ratification of the appointment of Feldman Sherb Ehrlich & Co., P.C. as independent certified public accountants requires the affirmative vote of the holders of a majority of the Voting Securities present in person or represented by proxy at the Annual Meeting of Stockholders.



          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF FELDMAN SHERB EHRLICH & CO., P.C. AS THE COMPANY'S
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.


                                  OTHER MATTERS

               The Board of Directors does not know of any matters other than those referred to in the notice of meeting that will be presented for consideration at the Meeting. However, it is possible that certain proposals may be raised at the Meeting by one or more stockholders. In such case, or if any other matter should properly come before the Meeting, it is the intention of the person named in the accompanying proxy to vote such proxy in accordance with his best judgment.

                             SOLICITATION OF PROXIES

               The cost of soliciting proxies will be borne by the Company. Solicitations may be made by mail, personal interview, telephone, and telegram by directors, officers and employees of the Company. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to beneficial owners of the Company's capital stock.

                              STOCKHOLDER PROPOSALS

               Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1999 Annual Meeting of Stockholders must be received by the Company no later than February 1, 1999 in order that they may be considered for inclusion in the Proxy Statement and form of proxy relating to that Meeting.

                  ANNUAL REPORT TO THE SECURITIES AND EXCHANGE
                                   COMMISSION

               Copies of the annual report, as amended, of the Company for the year ended September 30, 1997, as filed with the Securities and Exchange Commission (without exhibits), and any amendments thereto, are available to stockholders free of charge by writing to Diplomat Corporation, 25 Kay Fries Drive, Stony Point, New York 10980.

                              FINANCIAL STATEMENTS

               The audited consolidated financial statements of the Company and its subsidiaries for the fiscal year ended September 30, 1997, and Management's Discussion and Analysis of Financial Condition and Results of Operations, are included in the Company's 1997 Annual Report which is attached hereto.

                                          By Order of the Board of Directors of
                                          Diplomat Corporation

                                          Robert M. Rubin
                                          Chairman

April 29, 1998

                                   APPENDIX I




                              DIPLOMAT CORPORATION
                             1998 STOCK OPTION PLAN





                           As adopted February 1, 1998

                             1998 STOCK OPTION PLAN
                                       OF
                              DIPLOMAT CORPORATION

1.       PURPOSES OF THE PLAN

         The purposes of the 1998 Stock Option Plan (the "Plan") of Diplomat Corporation, a Delaware corporation (the "Company"), are to:

         (a) Encourage selected employees, directors and consultants to improve operations and increase profits of the Company;

         (b) Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Affiliates; and

         (c) Increase the interest of selected employees, directors and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company (the "Common Stock").

         Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), or "nonqualified options" ("NQOs").

2.       ELIGIBLE PERSONS

         Every person who at the date of grant of an Option is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQOs or ISOs under this Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQOs under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

3.       STOCK SUBJECT TO THIS PLAN; MAXIMUM NUMBER OF GRANTS

         Subject to the provisions of Section 6.1.1 of the Plan, the total number of shares of stock which may be issued under Options granted pursuant to this Plan shall not exceed 1,200,000 shares of Common Stock. The shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

4.       ADMINISTRATION

         (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee (the "Committee") to which administration of the Plan, or of part of the Plan, is delegated by the Board (in either case, the "Administrator"). The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Exchange Act and
Section 162(m) of the Code, the Committee shall, in the Board's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

         (b) Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market value of the Common Stock subject to Options; (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

         (c) All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

5.       GRANTING OF OPTIONS; OPTION AGREEMENT

         (a) No Options shall be granted under this Plan after 10 years from the date of adoption of this Plan by the Board.


         (b) Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such Option is granted.

         (c) The stock option agreement shall specify whether each Option it evidences is an NQO or an ISO.

         (d) Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company, but are not employees, directors or consultants at the date of approval, and the date of approval shall be deemed to be the date of grant unless otherwise specified by the Administrator.

6.       TERMS AND CONDITIONS OF OPTIONS

         Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1. NQOs shall be also subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.

         6.1 Terms and Conditions to Which All Options Are Subject. All Options granted under this Plan shall be subject to the following terms and conditions:

                  6.1.1 Changes in Capital Structure. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its sole discretion.

                  6.1.2 Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any Options prior to their termination, even if such Options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the shareholders of the Company receive securities of the acquiring entity or an affiliate thereof, all Options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the Options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the Options prior to consummation of such event, even if such Options were not otherwise exercisable.

                  6.1.3 Time of Option Exercise. Subject to Section 5 and
Section 6.3.4, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the stock option agreement granting the Option, or (b) in accordance with a schedule as may be set by the Administrator (each such date on such schedule, the "Vesting Base Date") and specified in the written stock option agreement relating to such Option. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

                  6.1.4 Option Grant Date. The date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

                  6.1.5 Nontransferability of Option Rights. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQOs, no Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the life of the optionee, an Option shall be exercisable only by the optionee.

                  6.1.6 Payment. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. The Administrator, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment:

                           (a) Subject to the discretion of the Administrator
and the terms of the stock option agreement granting the Option, delivery by the optionee of shares of Common Stock already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.10) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; and

                           (b) Subject to the discretion of the Administrator,
through the surrender of shares of Common Stock then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.10) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock.


                  6.1.7 Termination of Employment. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than 30 days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date); provided, however, that if such exercise of the Option would result in liability for the optionee under
Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date). For purposes of this Section 6.1.7, "employment" includes service as a director or as a consultant. For purposes of this Section 6.1.7, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

                  6.1.8 Withholding and Employment Taxes. At the time of exercise of an Option and as a condition thereto, or at such other time as the amount of such obligations becomes determinable (the "Tax Date"), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee's (i) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (ii) tendering to the Company previously owned shares of Stock or other securities of the Company with a fair market value equal to the required amount, or (iii) agreeing to have shares of Common Stock (with a fair market value equal to the required amount) which are acquired upon exercise of the Option withheld by the Company.

                  6.1.9 Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code.

                  6.1.10 Determination of Value. For purposes of the Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows:

                           (a) Fair market value shall be the closing price of
such stock on the date before the date the value is to be determined on the principal recognized securities exchange or recognized securities market on which such stock is reported, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date before the date the value is to be determined (or if there are no quoted prices for such date, then for the last preceding business day on which there were quoted prices).

                           (b) In the absence of an established market for the
stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry, the Company's management, and the values of stock of other corporations in the same or a similar line of business.

                  6.1.11 Option Term. Subject to Section 6.3.4, no Option shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the "Expiration Date").

         6.2 Terms and Conditions to Which Only NQOs Are Subject. Options granted under this Plan which are designated as NQOs shall be subject to the following terms and conditions:

                  6.2.1    Exercise Price.

                           (a) Except as set forth in Section 6.2.1(b), the
exercise price of a NQO shall be not less than 85% of the fair market value (determined in accordance with Section 6.1.10) of the stock subject to the Option on the date of grant.

                           (b) To the extent required by applicable laws, rules
and regulations, the exercise price of a NQO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "Ten Percent Shareholder") shall in no event be less than 110% of the fair market value

(determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

         6.3 Terms and Conditions to Which Only ISOs Are Subject. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

                  6.3.1    Exercise Price.

                           (a) Except as set forth in Section 6.3.1(b), the
exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

                           (b) The exercise price of an ISO granted to any Ten
Percent Shareholder shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

                  6.3.2 Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the transfer such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

                  6.3.3 Grant Date. If an ISO is granted in anticipation of employment as provided in Section 5(d), the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

                  6.3.4 Term. Notwithstanding Section 6.1.11, no ISO granted to any Ten Percent Shareholder shall be exercisable more than five years after the date of grant.

7.       MANNER OF EXERCISE

         (a) An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections 6.1.6 and
6.1.8. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.


         (b) Promptly after receipt of written notice of exercise of an Option and the payments called for by Section 7(a), the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of the Option shall not have any privileges as a shareholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.       EMPLOYMENT OR CONSULTING RELATIONSHIP

         Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

9.       CONDITIONS UPON ISSUANCE OF SHARES

         Shares of Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act").

10.      NONEXCLUSIVITY OF THE PLAN

         The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11.      AMENDMENTS TO PLAN

         The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require shareholder approval unless (a) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (b) the Board otherwise concludes that shareholder approval is advisable.

12.      EFFECTIVE DATE OF PLAN; TERMINATION

         This Plan shall become effective upon adoption by the Board; provided, however, that no Option shall be exercisable unless and until written consent of the shareholders of the Company, or approval of shareholders of the Company voting at a validly called shareholders' meeting, is obtained within twelve months after adoption by the Board. If such shareholder approval is not obtained within such time, Options granted hereunder shall be of the same force and effect as if such approval was obtained except that all ISOs granted hereunder shall be treated as NQOs. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws. This Plan shall terminate within ten years from the date of its adoption by the Board.

     GENERAL PROXY - ANNUAL MEETING OF SHAREHOLDERS OF DIPLOMAT CORPORATION


                  The undersigned hereby appoints Jonathan Rosenberg, with full power of substitution, proxy to vote all of the shares of Common Stock of the undersigned and with all of the powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Diplomat Corporation to be held at Gersten, Savage, Kaplowitz & Fredericks, LLP,, 101 East 52nd Street, 9th Floor, New York, New York on May 19, 1998 at 10:00 a.m. and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated April 29, 1998 and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof.


This Proxy is solicited on behalf of Diplomat Corporation's Board of Directors.

1.  To elect directors to hold office for the ensuing year.

             / / FOR ALL NOMINEES / / WITHHELD FOR ALL NOMINEES

2. To approve the change of the Company's name to "Diplomat Direct Marketing Corporation."

             / / FOR       / / AGAINST       / / ABSTAIN

3.  To approve the increase of the maximum number of directors to seven.

             / / FOR       / / AGAINST       / / ABSTAIN

4.  To Adopt the Company's 1998 Stock Option Plan.

             / / FOR       / / AGAINST       / / ABSTAIN


5. To ratify the appointment of Feldman Sherb Ehrlich & Co., P.C.as the Company's independent certified public accountants.


             / / FOR       / / AGAINST       / / ABSTAIN


--------------------------------------------------------------------------------
                 (Continued and to be signed on the other side)

(Continued from other side)

Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 and 5.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement, and Diplomat Corporation's 1997 Annual Report, and hereby revokes any proxy or proxies heretofore given.

Please mark, date, sign and mail your proxy promptly in the envelope provided.

                        Date:                         , 1998
                             -------------------------

                        ---------------------------------------------
                                          (Print name of Shareholder)

                        ---------------------------------------------
                                          (Print name of Shareholder)

                        ---------------------------------------------
                                                  Signature

                        ---------------------------------------------
                                                  Signature

                        Number of Shares
                                        --------------------------------------
                        Note: Please sign exactly as name appears in the Company's records. Joint owners should each sign. When signing as attorney, executor or trustee, please give title as such.